Exhibit 99.1
Newton biodiesel plant signs sale agreement with its Iowa-based management company
Central Iowa Energy, LLC and Renewable Energy Group® sign purchase agreement
(NEWTON, Iowa, May 11, 2009) —Central Iowa Energy, LLC (Central Iowa Energy) today announced that it has entered into an agreement with Renewable Energy Group® for consolidation and operation of its commercial-scale biodiesel production facility here.
Central Iowa Energy, which owns a 30 MGY facility in Newton, is one of three biodiesel plants expected to consolidate with Renewable Energy Group®. Western Iowa Energy, LLC, which owns a 30 MGY facility in Wall Lake, Iowa and Blackhawk Biofuels, LLC, which owns a 45 MGY facility in Danville, Ill., are also involved in the transaction.
Ownership of the operations of all four companies will be consolidated in a new holding company to be named Renewable Energy Group, Inc. The consolidated company will be owned by current Renewable Energy Group (REG®) investors and current members of the three acquired companies, including the more than 500 investors in Central Iowa Energy. The transaction is subject to approvals by the shareholders and members of all four companies and to other conditions, including customary regulatory approvals.
The consolidation is expected to allow the combined entity to better position itself to meet anticipated demand from the petroleum industry’s distillate fuel market.
Jim Johnston, Central Iowa Energy’s board chairman said, “Given current industry consolidation and production economics, it may be difficult for stand-alone facilities like our plant to succeed on their own in the 67 billion-gallon distillate market. We look forward to continuing and expanding our relationship with Renewable Energy Group in this new ownership structure.”
“The Central Iowa Energy board has reviewed several options for the future of our multiple-feedstock facility and this REG consolidation proposal is the believed to be the best option for returning value to investors,” added Johnston.
“We are proud that the Central Iowa Energy board has chosen to continue the company’s relationship with REG,” Daniel J. Oh, REG’s president and chief operating officer said of the transaction which is slated to be complete later this summer upon receipt of the necessary regulatory, shareholder and unitholder approvals. “As an Iowa company with more than a decade of Iowa biodiesel production experience, we look to continue the vision for this facility to spur rural economic development and support the local economy by being good business partners and neighbors.”

REG’s chairman and chief executive officer Jeff Stroburg cited demand by major petroleum distributors and oil refiners as a key factor in the decision to move forward with plant consolidation. “As the Renewable Fuels Standard (RFS) takes effect and our nation moves toward energy reform, the distillate market is demanding technical expertise, dependable supply, more efficient distribution and creative pricing options from major biodiesel partners,” Stroburg said. Under the 2007 Energy Independence and Security Act, the RFS calls for 500 million gallons of domestic biodiesel consumption ramping up to one billion biodiesel gallons in 2012.
“We believe this proposed consolidation brings greater economies of scale, streamlined central management of complex logistics and decision-making processes, and enhanced risk-management opportunities,” explained Oh. “By more efficiently managing our business and strengthening distribution channels, REG will continue to partner with obligated parties of the RFS in order to reduce our nation’s reliance on foreign oil.”
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For more information, please contact Jim Johnston, Central Iowa Energy Board Chairman, (m) 641-990-0423.
About Central Iowa Energy, LLC
Central Iowa Energy, LLC owns a commercial scale, state-of-the-art biodiesel production facility just north of Newton, Iowa. The multiple-feedstock production facility can utilize soybean oil, other vegetable oils and animal fats to manufacture approximately 30 million gallons of high quality biodiesel each year. Central Iowa Energy is owned by more than 500 individual investors. Those investors are represented by a Board of Directors. The facility currently employs about 22 full-time, highly skilled employees. The Central Iowa Energy facility, currently about 32 acres with additional acreage available for expansion, is located in Jasper County, Iowa. This site sits on the Iowa Interstate Railroad (IAIS) and is located approximately five miles from US Interstate 80. Biodiesel production began April 2007.
To learn more about Central Iowa Energy, LLC, please visit www.centraliowaenergy.com. In addition, you can also find information about Central Iowa Energy in the documents filed with, or furnished to, the SEC by Central Iowa Energy at the SEC’s website at http://www.sec.gov.
About Renewable Energy Group®
Renewable Energy Group® (REG®) leads the biodiesel industry by offering a complete biodiesel solution. Committed to redefining quality, Renewable Energy Group markets REG-9000™ biodiesel, which exceeds ASTM quality specifications, through existing nationwide diesel infrastructure, including more than 20 terminal locations.
REG-9000 biodiesel is marketed through large petroleum companies and fuel distributors, and is utilized by on-highway fleets, municipalities, and power generator, mining, military, home heating and agriculture applications.
REG-9000 biodiesel is produced by REG network production facilities consisting of state-of-the-art, proprietary multiple-feedstock technology. Renewable Energy Group offers procurement and risk management, production operations, and technology services in addition to alternative feedstock research and commercialization.

To learn more about Renewable Energy Group, Inc. please visit www.regfuel.com
Statements made in this press release about Central Iowa Energy, LLC, other than statements of historical fact, are forward-looking statements that reflect our current view on future events, future business, industry and other conditions, our future performance, and our plans and expectations for future operations and actions. These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties. You should read this press release thoroughly with the understanding that our actual results may differ materially from those set forth in the forward-looking statements for many reasons, including events beyond our control and assumptions that prove to be inaccurate or unfounded. We cannot provide any assurance with respect to our future performance or results. Our actual results or actions may differ materially from these forward-looking statements for many reasons.
Central Iowa Energy anticipates filing a proxy statement and the other relevant documents regarding the proposed business combination transaction. Before making any decisions, members are urged to read the proxy statement carefully in its entirety and any other relevant documents, when these documents become available, as such documents will contain important information about the transaction. A definitive proxy statement will be sent to the members of Central Iowa Energy seeking their approval of the business combination transaction. Members may obtain free copies of proxy statement and related documents, when they become available, and other documents filed with, or furnished to, the SEC by Central Iowa Energy, LLC at the SEC’s website at http://www.sec.gov or by contacting Central Iowa Energy.
This communication is not a solicitation of a proxy from any security holder of Central Iowa Energy or its affiliates. However, Central Iowa Energy and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from members in connection with the proposed business combination transaction under the rules of the SEC. Information about the directors and executive officers of Central Iowa Energy and a description of their direct or indirect interests by security holdings will be described in the proxy statement once filed with the SEC and are described in the proxy statement relating to the 2009 Annual Meeting of Shareholders filed with the SEC on January 28, 2009. These documents can be obtained free of charge from the sources indicated above.